Dreyfus Intermediate Term Income Fund

ANNUAL REPORT
July 31, 1999

(reg.tm)

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues
(Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            12   Statement of Financial Futures

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                            22   Report of Independent Auditors

                            23   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                          Dreyfus Intermediate Term Income Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Intermediate Term Income Fund, covering the one-year period from August 1, 1998 through July 31, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with Michael Hoeh, portfolio manager and a member of the Dreyfus Taxable Fixed Income Team.

The past 12 months produced positive total returns for fund shareholders in a highly volatile investment environment. During the final five months of 1998, most sectors of the fixed-income marketplace recovered from the sharp declines they had experienced during the global financial crises that occurred just before the reporting period began.

However, stronger-than-expected economic conditions during the first seven months of 1999 produced negative returns for most fixed-income securities. U.S. Treasury securities were particularly hard hit by higher interest rates. Prices of corporate bonds and mortgage-backed securities fell less sharply, however, as investors shifted assets back into higher yielding market sectors they had avoided last summer and fall. The bond markets' declines so far in 1999 were primarily a response to fears that inflationary pressures may re-emerge in a fast-growing economy. To help forestall inflationary pressures, the Federal Reserve raised short-term interest rates by one-quarter of a percentage point on June 30, effectively reversing a portion of last fall's rate cuts.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Intermediate Term Income Fund.

Sincerely,

[Stephen E. Canter signature logo]
Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

August 13, 1999

DISCUSSION OF FUND PERFORMANCE

Michael Hoeh, Portfolio Manager
Dreyfus Taxable Fixed Income Team

How did Dreyfus Intermediate Term Income Fund perform relative to its benchmark?

For the one-year period ended July 31, 1999, Dreyfus Intermediate Term Income Fund produced a total return of 4.18%.(1) In comparison, the portfolio's benchmark, the Merrill Lynch Domestic Master Index, provided a total return of 2.45% for the same time period.(2)

We attribute the fund's performance to extraordinary market conditions, which effectively traversed a full interest-rate cycle over the past 12 months. The first phase of that cycle -- which included a brief but dramatic period of illiquidity last fall in the wake of economic turmoil in Asia and Russia -- saw the lowest U.S. interest rates in about 30 years. The second half of the cycle -- which took place in 1999 -- saw interest rates rise as domestic and overseas economies gained strength and the "flight to quality" demand for U.S. Treasuries subsided.

What is the fund's investment approach?

The fund's objective is to provide as high a level of current income as is consistent with the preservation of capital. At least 65% of the fund must be invested in investment-grade fixed-income securities, including U.S. government, agency, corporate and mortgage-backed securities. Up to 35% of the fund may be invested in securities rated below investment grade, including issuers of emerging market securities.

When choosing investments for the fund, we evaluate four primary factors:

* The direction in which interest rates are likely to move under prevailing economic conditions. If interest rates appear to be rising, we generally reduce the fund's AVERAGE EFFECTIVE DURATION -- a measure of sensitivity to changes in interest rates -- to avoid the negative price movements of fixed income securities. If interest rates appear to be

                                   The Fund
     declining, we may increase the fund's average duration to lock in prevailing yields.

* The differences in yields -- or SPREADS -- between U.S. Treasury securities of varying maturities, which also is known as the yield curve.

*    Asset  allocation:  the mix of security  types  within the fund,  including
     relative   exposure  to  government   securities,   corporate   securities,
     mortgage-backed securities, foreign and high yield bonds.

*    Individual  security  selection:   credit   characteristics  of  individual
     securities,   including  the  financial   health  of  the  issuer  and  the
     callability of the security.

What other factors influenced the fund's performance?

When the annual reporting period began, the U.S. bond market was in the midst of turmoil. The spread of the global credit and currency crisis from Russia to Asia and the concurrent failure of a large U.S. hedge fund caused domestic and overseas investors to shift assets away from all of the higher-yielding sectors of the bond market. Sellers of these bonds found few willing buyers, causing their prices to decline sharply. Credit-sensitive securities -- including corporate, mortgage-backed and asset-backed securities -- were hard-hit, causing their yields to rise dramatically relative to U.S. Treasury securities. Fortunately, the Federal Reserve Board and many other nations' central banks responded by reducing key short-term interest rates in an effort to restore liquidity to the financial markets.

The central bankers' strategy evidently worked, because it became apparent early in 1999 that the credit and currency crisis was dissipating. Faced with a robust U.S. economy and the prospect of recovery overseas, investors once again became comfortable with higher-yielding assets. As a result, interest rates rose, prices of U.S. Treasury securities declined and the yield differences narrowed between U.S. Treasuries and higher-yielding bonds. On June 30, the Federal
Reserve   reversed  course  by  raising  short-term  interest  rates  modestly, effectively offsetting a portion of last fall's rate cuts.

What is the fund's current strategy?

As of July 31, 1999, the fund was positioned to take advantage of prevailing economic conditions. Accordingly, the fund's average effective duration as of July 31, 1999 was 4.49 years, which is considered neutral relative to the fund's benchmark. This position helped us maintain the flexibility we needed in a rising interest rate environment while enabling us to take advantage of current income opportunities among longer-maturity securities.

Within the fund's portfolio, we reduced our holdings of U.S. Treasury securities in favor of high yield corporate bonds and mortgage-backed securities, which comprised 16.5% and 35.0% of the fund, respectively, as of July 31, 1999. Our emphasis on these higher-yielding sectors was designed to take advantage of their ongoing recovery from last year' s liquidity crisis. We also found attractive income opportunities in asset-backed securities that are secured by credit-card and utility receivables.

Although we maintained a reduced exposure to foreign securities relative to our benchmark, within the foreign sector we focused primarily on high-quality, U.S. dollar-denominated bonds. We had eliminated our holdings of foreign country bonds during the global financial crisis, and have since gradually increased our positions. We found attractive values in this sector in Korea and Japan, where economic and market conditions appear to be improving. On the other hand, we de-emphasized our exposure to emerging markets because of continued economic uncertainty, especially in Latin America.

August 13, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: MERRILL LYNCH, PIERCE, FENNER AND SMITH, INC. -- THE MERRILL LYNCH DOMESTIC MASTER INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK COMPOSED OF U.S. TREASURY AND AGENCY, AND MORTGAGE AND INVESTMENT-GRADE CORPORATE SECURITIES WITH MATURITIES GREATER THAN OR EQUAL TO ONE YEAR.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Intermediate Term Income Fund and the Merrill Lynch Domestic Master Index
--------------------------------------------------------------------------------

Average Annual Total Returns



Inception                                            From
Date        1 Year     5 Years      10 Years        Inception
--------------------------------------------------------------------


2/2/96        4.18%        --          --              9.42%

((+))  SOURCE: MERRILL LYNCH, PIERCE, FENNER AND SMITH, INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS INTERMEDIATE TERM INCOME FUND ON 2/2/96 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE MERRILL LYNCH DOMESTIC MASTER INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS PRIMARILY IN DEBT SECURITIES AND SECURITIES WITH DEBT-LIKE CHARACTERISTICS OF DOMESTIC AND FOREIGN ISSUERS AND MAINTAINS A DOLLAR-WEIGHTED AVERAGE MATURITY RANGING BETWEEN FIVE AND TEN YEARS. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE MERRILL LYNCH DOMESTIC MASTER INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK COMPOSED OF U.S. TREASURY AND AGENCY, AND MORTGAGE AND INVESTMENT-GRADE CORPORATE SECURITIES WITH MATURITIES GREATER THAN OR EQUAL TO ONE YEAR. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

$13,690

Dreyfus Intermediate Term Income Fund

$12,064

Merrill Lynch Domestic Master Index((+))

STATEMENT OF INVESTMENTS

July 31, 1999


                                                                                                 Principal
BONDS AND NOTES--103.6%                                                                         Amount ($)             Value ($)
--------------------------------------------------------------------------------


ASSET-BACKED CTFS.--4.0%

Boston Edison,

   Ser. 1999-1, Cl. A3, 6.62%, 2007                                                             400,000                  396,500

Nomura Depositor Trust,

   Ser. 1998-STI, Cl. B2, 9.43%, 2003                                                           750,000  (a,b)           660,703

Peco Energy Transition Trust,

  Transition Bonds,

   Ser. 1999-A, Cl. A2, 5.63%, 2005                                                             500,000                  488,732

                                                                                                                       1,545,935

ASSET-BACKED/AUTOMOBILE RECEIVABLES--2.0%

Honda Auto Lease Trust,

   Ser. 1999-A, Cl. A5, 6.65%, 2005                                                             750,000                  749,297

CHEMICALS--8.5%

Great Lakes Chemical,
   Notes, 7%, 2009                                                                              750,000                  737,029

ICI Wilmington

  (Gtd. by Imperial Chemical Industries),
   Notes, 7.05%, 2007                                                                         1,000,000                  972,129

Rohm and Haas,
   Deb., 7.85%, 2029                                                                          1,500,000  (a)           1,516,080

                                                                                                                       3,225,238

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--11.5%

DLJ Mortgage Acceptance:

   Ser. 1997-CF2, Cl. B3, 6.99%, 2009                                                         1,000,000  (a)             871,719

   Ser. 1998-ST1A, Cl. B3, 7.25%, 2000                                                          750,000  (a,b)           742,969

   Ser. 1999-CG2, Cl. B2, 7.854%, 2009                                                          500,000  (b)             463,594

GMAC Commercial Mortgage Securities,

   Ser. 1996-C, Cl. E, 7.86%, 2006                                                              600,000                  564,844

Heller Financial Commercial Mortgage Asset,

   Ser. 1999-PH-1, Cl. A2, 6.847%, 2031                                                       1,000,000                  971,250

Structured Asset Securities, REMIC,

   Ser. 1996-CFL, Cl. H, 7.75%, 2028                                                          1,000,000  (a)             723,315

                                                                                                                       4,337,691

COMPUTERS--2.6%

Sun Microsystems,

   Sr. Notes, 7.65%, 2009                                                                     1,000,000                  995,470

ENERGY--3.9%

Conoco,

   Notes, 6.95%, 2029                                                                           500,000                  464,234

Dual Drilling,

   Sr. Sub. Notes, 9.875%, 2004                                                               1,000,000                1,025,662

                                                                                                                       1,489,896

                                                                                                     The Fund




STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                                 Principal
BONDS AND NOTES (CONTINUED)                                                                     Amount ($)             Value ($)
--------------------------------------------------------------------------------

FINANCE--4.4%

Capital One Bank,

   Medium-Term Notes, 6.7%, 2008                                                                750,000                  687,650

Capital One Financial,

   Sr. Notes, 7.25%, 2006                                                                     1,000,000                  971,969

                                                                                                                       1,659,619

FOREIGN--2.4%

Petroleos Mexicanos Finance,

   Ser. 1999-2, Cl. A1, Notes, 9.69%, 2009                                                      900,000  (a)             899,577

FOREIGN/GOVERNMENTAL--2.7%

Republic of Argentina,

   Bonds, 11.25%, 2004                                                                           33,100                   29,707

Republic of Costa Rica,

   Notes, 9.335%, 2009                                                                        1,000,000  (a)             997,500

                                                                                                                       1,027,207

HOTELS & MOTELS--1.3%

Hyatt Equities,

   Notes, 6.8%, 2000                                                                            500,000  (a)             501,199

INSURANCE--3.1%

Frank Russell,

   Gtd. Notes, 5.625%, 2009                                                                     750,000  (a)             677,855

Marsh & McLennan Cos.,

   Sr. Notes, 7.125%, 2009                                                                      500,000                  499,714

                                                                                                                       1,177,569

MANUFACTURING--.9%

Tyco International Group,

   Notes, 7%, 2028                                                                              370,000                  337,425

PAPER & PAPER RELATED--2.4%

International Paper,

   Notes, 6.875%, 2029                                                                        1,000,000                  903,528

PHARMACEUTICAL--1.3%

CVS,

   Notes, 5.5%, 2004                                                                            500,000  (a)             478,491

RAILROAD--.7%

Terminal Railroad Association,

   First Mortgage, 4%, 2019                                                                     345,000                  256,074

REAL ESTATE--3.7%

Crescent Real Estate Equities,

   Notes, 7%, 2002                                                                            1,000,000                  930,757
Reckson Operating Partnership,

   Notes, 7.75%, 2009                                                                           500,000                  476,208

                                                                                                                       1,406,965




                                                                                                 Principal
BONDS AND NOTES (CONTINUED)                                                                     Amount ($)             Value ($)
--------------------------------------------------------------------------------

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.--14.1%

CountryWide Funding,

   Ser. 1994-8, Cl. B2, 6%, 2009                                                                696,951  (a)             569,975

GE Capital Mortgage Services,

   REMIC, Ser. 1996-HE4, Cl. B4, 9.317%, 2026                                                   415,006  (a,b)           314,108

Norwest Asset Securities, REMIC:

   Ser. 1998-9, Cl. B3, 6.5%, 2028                                                              814,568                  687,164

   Ser. 1998-13, Cl. B3, 6.25%, 2028                                                            741,692                  648,749

   Ser. 1999-22, Cl. B4, 6.5%, 2014                                                             400,000                  301,313

Residential Funding Mortgage Securities I, REMIC:

   Ser. 1997-S10, Cl. B2, 7%, 2012                                                              283,215  (a)             223,301

   Ser. 1997-S16, Cl. M3, 6.75%, 2012                                                           714,300                  646,013

   Ser. 1997-S19, Cl. B3, 6.5%, 2012                                                            431,841  (a)             116,597

   Ser. 1998-S1, Cl. M3, 6.5%, 2013                                                             529,936                  471,988

   Ser. 1998-S7, Cl. B1, 6.5%, 2013                                                             462,965  (a)             375,942

   Ser. 1998-S16, Cl. B1, 6.5%, 2013                                                            295,032  (a)             236,671

Structured Asset Securities,

  REMIC, Ser. Greenpoint 1996-A,

   Cl. B3, 8.359%, 2027                                                                         693,289  (b)             728,820

                                                                                                                       5,320,641

RETAIL--.8%

Tricon Global Restaurants,

   Sr. Notes, 7.45%, 2005                                                                       295,000                  292,002

U.S. GOVERNMENT--15.1%

U.S. Treasury Bonds,

   5.25%, 2/15/2029                                                                           1,500,000                1,324,515

U.S. Treasury Notes:

   5%, 2/28/2001                                                                              1,000,000                  992,190

   5.5%, 5/15/2009                                                                            1,440,000                1,396,454

   5.75%, 6/30/2001                                                                           2,000,000                2,003,800

                                                                                                                       5,716,959

U.S. GOVERNMENT AGENCY--2.6%

Federal National Mortgage Association,

   Notes, 5.625%, 5/14/2004                                                                   1,000,000                  967,146

U.S. GOVERNMENT AGENCY/MORTGAGE BACKED--8.4%

Federal Home Loan Mortgage,

  Multiclass Mortgage Participation Ctfs., REMIC

  (Interest only obligation):

     Ser. 1499, Cl. E, 7%, 4/15/2023                                                            850,000  (c)             405,306

     Ser. 1610, Cl. PW, 6.5%, 4/15/2022                                                       1,867,492  (c)             397,477

Government National Mortgage Association I,

   Project Loan, 6.625%, 7/15/2033                                                              397,166                  384,258

                                                                                                     The Fund



STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                                 Principal
BONDS AND NOTES (CONTINUED)                                                                     Amount ($)             Value ($)
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY/MORTGAGE BACKED (CONTINUED)

Government National Mortgage Association II,

  Adjustable Rate Mortgage,

   5.5%, 9/20/2029                                                                            2,000,000  (d)           1,969,360

                                                                                                                       3,156,401

YANKEE--7.2%

Korea Development Bank,

   Bonds, 6.625%, 2003                                                                        1,000,000                  946,500

Korea Electric Power,

   Sr. Discount Notes, 7.95%, 2096                                                            5,000,000  (e)             882,290

Republic of Colombia,

   Notes, 8.66%, 2004                                                                           600,000  (a,f)           501,000

Sanwa Finance Aruba,

   Gtd. Notes, 8.35%, 2009                                                                      400,000                  399,968

                                                                                                                       2,729,758

TOTAL BONDS AND NOTES

   (cost $40,225,671)                                                                                                 39,174,088
---------------------------------------------------------------------------------------------------------------------------------

COMMON STOCK--.5%                                                                                Shares                Value ($)
---------------------------------------------------------------------------------------------------------------------------------

BROADCASTING;

  Spanish Broadcasting System

   (cost $75,000)                                                                                   321  (a)             202,230
---------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--3.7%
--------------------------------------------------------------------------------

BROADCASTING;

  Spanish Broadcasting System,

  Ser. A, Cum., $142.50

   (cost $1,236,021)                                                                              1,289  (a)           1,405,010




                                                                                               Principal
SHORT-TERM INVESTMENTS--1.6%                                                                   Amount ($)               Value ($)
--------------------------------------------------------------------------------

COMMERCIAL PAPER--1.2%

Dow Chemical,

   5.1%, 8/2/1999                                                                               455,000                  454,936

U.S. TREASURY BILLS--.4%

   4.34%, 8/19/1999                                                                              15,000  (g)              14,965

   4.54%, 9/16/1999                                                                              50,000  (g)              49,699

   4.53%, 10/14/1999                                                                            100,000  (g)              99,065

                                                                                                                         163,729

TOTAL SHORT-TERM INVESTMENTS

   (cost $618,682)                                                                                                       618,665
---------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $42,155,374)                                                             109.4%               41,399,993

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (9.4%)              (3,568,687)

NET ASSETS                                                                                       100.0%               37,831,306


(A) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT JULY 31, 1999, THESE SECURITIES AMOUNTED TO $12,014,242 OR 31.8% OF NET ASSETS.

(B)  VARIABLE RATE SECURITY-INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(C)  NOTIONAL FACE AMOUNT SHOWN.

(D)  PURCHASED ON A FORWARD COMMITMENT BASIS.

(E) ZERO COUPON UNTIL A SPECIFIED DATE AT WHICH TIME THE STATED COUPON RATE BECOMES EFFECTIVE UNTIL MATURITY.

(F) REFLECTS DATE THE SECURITY CAN BE REDEEMED AT HOLDER'S OPTION; THE STATED MATURITY IS 10/7/2016.

(G) HELD BY THE CUSTODIAN IN A SEGREGATED ACCOUNT AS COLLATERAL FOR OPEN FINANCIAL FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF FINANCIAL FUTURES

July 31, 1999



                                                                                                                       Unrealized

                                                                  Market Value                                       Appreciation
                                                                       Covered                                     (Depreciation)
                                                 Contracts        by Contracts         ($)  Expiration             at 7/31/99 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

U.S. Treasury 5 year Notes                         65               7,044,375            September '99                (74,141)

FINANCIAL FUTURES SHORT

U.S. Treasury 10 year Notes                       101              11,141,563            September '99                143,055

U.S. Treasury 30 year Bonds                        26               2,989,187            September '99                 34,383

                                                                                                                      103,297

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES

July 31, 1999



                                                                                          Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments                               42,155,374  41,399,993

Cash                                                                                                 236,270

Receivable for investment securities sold                                                            460,102

Interest receivable                                                                                  458,835

Paydowns receivable                                                                                   26,190

Receivable for shares of Common Stock subscribed                                                      19,729

Receivable for futures variation margin--Note 4(a)                                                    17,741

Prepaid expenses and other assets                                                                     13,054

                                                                                                  42,631,914
---------------------------------------------------------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                                                          4,645

Due to Distributor                                                                                     7,744

Payable for investment securities purchased                                                        4,664,257

Payable for shares of Common Stock redeemed                                                           89,683

Accrued expenses                                                                                      34,279

                                                                                                   4,800,608
---------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                                                    37,831,306
---------------------------------------------------------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                                                   38,209,156

Accumulated undistributed investment income--net                                                      20,299

Accumulated net realized gain (loss) on investments and financial futures
                                                                                                     253,935

Accumulated net unrealized appreciation (depreciation)

  on investments (including $103,297 net unrealized

   appreciation on financial futures)--Note 4(b)                                                    (652,084)
---------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                                                    37,831,306
---------------------------------------------------------------------------------------------------------------------------------

SHARES OUTSTANDING

(500 million shares of $.001 par value Common Stock authorized)                                    3,042,926

NET ASSET VALUE, offering and redemption price per share ($)                                           12.43

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



STATEMENT OF OPERATIONS

Year Ended July 31, 1999

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                                                          1,932,856

Cash dividends                                                                                      221,187

TOTAL INCOME                                                                                      2,154,043

EXPENSES:

Management fee--Note 3(a)                                                                           157,462

Shareholder servicing costs--Note 3(b)                                                              103,015

Registration fees                                                                                    28,447

Interest expense--Note 2                                                                             24,138

Auditing fees                                                                                        16,928

Prospectus and shareholders' reports                                                                 10,572

Custodian fees--Note 3(b)                                                                             6,710

Directors' fees and expenses--Note 3(c)                                                               3,270

Legal fees                                                                                            1,694

Miscellaneous                                                                                         4,713

TOTAL EXPENSES                                                                                      356,949

Less--reduction in management fee due to

   undertaking--Note 3(a)                                                                          (146,720)

NET EXPENSES                                                                                        210,229

INVESTMENT INCOME--NET                                                                            1,943,814
------------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                                             128,974

Net realized gain (loss) on financial futures                                                       209,691

NET REALIZED GAIN (LOSS)                                                                            338,665

Net unrealized appreciation (depreciation) on investments

   (including $100,820 net unrealized appreciation on financial futures)                         (1,142,922)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                                             (804,257)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                              1,139,557

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS



                                                       Year Ended July 31,
                                                   -----------------------------

                                                     1999  1998
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                                                              1,943,814                         1,592,260

Net realized gain (loss) on investments                                               338,665                         1,444,678

Net unrealized appreciation (depreciation)

   on investments                                                                  (1,142,922)                         (634,086)

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                                                        1,139,557                         2,402,852
------------------------------------------------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                                                             (1,950,844)                       (1,564,931)

Net realized gain on investments                                                   (1,161,459)                         (559,454)

TOTAL DIVIDENDS                                                                    (3,112,303)                       (2,124,385)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                                                      27,727,923                        11,729,347

Dividends reinvested                                                                1,974,470                         1,408,285

Cost of shares redeemed                                                           (12,874,875)                      (12,383,164)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                                                      16,827,518                           754,468

TOTAL INCREASE (DECREASE) IN NET ASSETS                                            14,854,772                         1,032,935
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                                                22,976,534                        21,943,599

END OF PERIOD                                                                      37,831,306                        22,976,534

Undistributed investment income--net                                                   20,299                            27,329
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                                                         2,185,703                           878,894

Shares issued for dividends reinvested                                                157,408                           106,245

Shares redeemed                                                                    (1,017,204)                         (927,231)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                                       1,325,907                            57,908

SEE NOTES TO FINANCIAL STATEMENTS.


                                                              The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.




                                                Year Ended July 31,
                                       -----------------------------------------

                                                                     1999          1998          1997          1996(a)
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                13.38          13.23          12.22          12.50

Investment Operations:

Investment income--net                                                .87          .91              .95            .46

Net realized and unrealized

   gain (loss) on investments                                        (.36)         .47             1.01           (.28)

Total from Investment Operations                                      .51         1.38             1.96            .18

Distributions:

Dividends from investment income--net                               (.88)         (.89)            (.95)          (.46)

Dividends from net realized gain on investments                     (.58)         (.34)              --             --

Total Distributions                                                (1.46)        (1.23)            (.95)          (.46)

Net asset value, end of period                                      12.43        13.38            13.23          12.22
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                     4.18        10.93            16.70           3.05(b)
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                                                 .65          .80              .52             --

Ratio of interest expense to average net assets                       .08          .34              .06             --

Ratio of net investment income

   to average net assets                                             6.79         6.81             7.45           7.70(b)

Decrease reflected in above expense ratios

   due to undertakings by the Manager                                 .51          .49              .98           2.50(b)

Portfolio Turnover Rate                                            166.80       170.52           321.59         139.38(c)

Net Assets, end of period ($ x 1,000)                              37,831       22,977           21,944          9,756

(A)  FROM FEBRUARY 2, 1996 (COMMENCEMENT OF OPERATIONS) TO JULY 31, 1996.

(B)  ANNUALIZED.

(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Intermediate Term Income Fund (the "fund") is a separate diversified series of Dreyfus Investment Grade Bond Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering two series including the fund. The fund' s investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation (the " Manager" ) serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. (the "Distributor" ) is the distributor of the fund's shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund' s operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which
include   consideration   of:   yields   or  prices  of  securities    The  Fun
of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net
earnings   credits   based   on   available  cash  balances  left  on  deposit.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term
unsecured    line    of    credit    and    participates    with
other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.

The average daily amount of borrowings outstanding under both arrangements during the period ended July 31, 1999 was approximately $404,900, with a related weighted average annualized interest rate of 5.96%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken through July 31, 1999, to reduce the management fee paid by the fund, to the extent that the fund's aggregate expenses exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses exceeded .65 of 1% of the value of the fund' s average daily net assets. The reduction in management fee, pursuant to the undertaking amounted to $146,720 during the period ended July 31, 1999.

(B) Under the Shareholder Services Plan, the fund pays the Distributor at the annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended July 31, 1999, the fund was charged $71,573 pursuant to the Shareholder Services Plan.

                                                              The Fund

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended July 31, 1999, the fund was charged $21,796 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended July 31, 1999, the fund was charged $6,710 pursuant to the custody agreement.

(C) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

(A) The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and financial futures, during the period ended July 31, 1999, amounted to $59,436,208 and $44,586,910, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at July 31, 1999 are set forth in the Statement of Financial Futures.

(B) At July 31, 1999, accumulated net unrealized depreciation on investments and
financial   futures  was  $652,084,  consisting  of  $965,482  gross  unrealized appreciation and $1,617,566 gross unrealized depreciation.

At July 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                              The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Intermediate Term Income Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Intermediate Term Income Fund (one of the series constituting Dreyfus Investment Grade Bond Funds, Inc.) , as of July 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of July 31, 1999 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Intermediate Term Income Fund at July 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                          [Ernst & Young LLP] Signature logo
New York, New York

September 7, 1999

IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes the fund hereby designates $.3115 per share as a long-term capital gain distribution of the $.5800 per share paid on December 7, 1998.

                                                             The Fund

NOTES

                                                             The Fund

                                                           For More Information

                        Dreyfus Intermediate Term Income Fund

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

Custodian

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

Transfer Agent &

Dividend Disbursing Agent

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.

60 State Street

Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 1999 Dreyfus Service Corporation                                  082AR997